UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

PAR PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K of Par Petroleum Corporation (the “Company”) filed on September 27, 2013 with the U.S. Securities and Exchange Commission (the “SEC”), Hawaii Pacific Energy, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, completed the acquisition (the “HIE Acquisition”) of all of the issued and outstanding membership interests of Tesoro Hawaii, LLC, a Hawaii limited liability company that was subsequently renamed Hawaii Independent Energy, LLC (“ “HIE”), on September 25, 2013 for an aggregate purchase price of $75 million, paid in cash at the closing plus net working capital and inventories at closing plus certain contingent earnout payments of up to $40 million, pursuant to the terms and conditions of a membership interest purchase agreement.

On November 14, 2013, as amended on November 22, 2013, the Company filed a Current Report on Form 8-K/A (the “First Amendment”) with the SEC for the sole purpose of providing the historical financial statements of HIE and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K.

This Current Report on Form 8-K provides certain additional financial information with respect to the HIE Acquisition.  The Company’s unaudited pro forma combined statement of operations for the year ended December 31, 2013, attached hereto as Exhibit 99.1, combines the Company’s audited historical consolidated statement of operations for the year ended December 31, 2013, as filed with the SEC in the Company’s Annual Report on Form 10-K, as amended, for the period ended December 31, 2013 with HIE’s unaudited historical statement of operations for the period from January 1, 2013 through September 25, 2013, giving effect to the HIE Acquisition as if it had occurred on January 1, 2013, using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined financial statements.

The unaudited pro forma combined financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructuring activities which might result from the HIE Acquisition, if any. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying notes of the Company and HIE.  The unaudited pro forma financial statements should not be taken as representative of the Company’s future consolidated results of operations or financial condition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits:

99.1	The unaudited pro forma combined financial information for the Company for the year ended December 31, 2013, after giving effect to the HIE Acquisition and adjustments described in such pro forma combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR PETROLEUM CORPORATION (Registrant)

By:	/s/ William Monteleone
William Monteleone
Chief Executive Officer

By:	/s/ Christopher Micklas
Christopher Micklas
Chief Financial Officer

Date: May 30, 2014